Exhibit 99.1

NeuLion Completes Acquisition of DivX

Transaction Creates Online Video Powerhouse and Globalizes NeuLion’s Reach

PLAINVIEW, N.Y., January 30, 2015 – NeuLion, Inc. (TSX: NLN), the leading enabler and provider of live and on-demand content to Internet-connected devices, today announced that it has completed the acquisition of DivX Corporation, a leading provider of next-generation digital video solutions.  The total transaction value is approximately $62.5 million.

Upon closing, Nancy Li relinquished her role as NeuLion’s Chief Executive Officer and became the Executive Vice Chairman of the NeuLion board of directors, in which role she will drive the technology vision for the company, and Kanaan Jemili, DivX’s former chief executive officer, assumed the role of Chief Executive Officer of the combined company.  Dr. Jemili commented:  “With the addition of DivX’s entertainment and consumer electronics customers, advanced 4K video enabling technology products and expansive geographic reach, NeuLion and DivX together will be a leader from both a technology platform and consumer experience perspective as live and on-demand secured streaming of content continues to move to digital platforms.  The combined company’s expanded global footprint perfectly positions us to benefit from the accelerating adoption of 4K video and Over-The-Top services.  DivX and NeuLion have worked together in partnership to bring 4K video solutions to customers, and now that we’ve joined forces, we look forward to driving adoption of 4K and building shareholder value together.”

About NeuLion
NeuLion, Inc. (TSX: NLN) offers the true end-to-end solution for delivering live and on-demand content to Internet-enabled devices. NeuLion enables content owners and distributors, cable operators and telecommunications companies to capitalize on the massive consumer demand for viewing video content on PCs, smartphones, iPads and other similar devices. NeuLion’s customers include major entertainment, sports, global content and news companies. NeuLion is based in Plainview, NY. For more information about NeuLion, visit www.neulion.com.

Forward-Looking Statements
Certain statements herein are forward-looking statements and represent NeuLion’s current intentions in respect of future activities.  Forward-looking statements can be identified by the use of the words “will,” “expect,” “seek,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” and “intend” and statements that an event or result “may,” “will,” “can,” “should,” “could,” or “might” occur or be achieved and other similar expressions.  These statements, in addressing future events and conditions, involve inherent risks and uncertainties.  Although the forward-looking statements contained in this release are based upon what management believes to be reasonable assumptions, NeuLion cannot assure readers that actual results will be consistent with these forward-looking statements.  These forward-looking statements are made as of the date of this release and NeuLion assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law.  Many factors could cause NeuLion’s actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements, including:  our ability to derive anticipated benefits from the acquisition of DivX; our ability to successfully integrate the operations of DivX; our ability to realize some or all of the anticipated benefits of our partnerships; general economic and market segment conditions; our customers’ subscriber levels and financial health; our ability to pursue and consummate acquisitions in a timely manner; our continued relationships with our customers; our ability to negotiate favorable terms for contract renewals; competitor activity; product capability and acceptance rates; technology changes; regulatory changes; foreign exchange risk; interest rate risk; and credit risk.  These factors should be considered carefully and readers should not place undue reliance on the forward-looking statements.  A more detailed assessment of the risks that could cause actual results to materially differ from current expectations is contained in the “Risk Factors” section of NeuLion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which is available on www.sec.gov and filed on www.sedar.com.

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Press Contact:
Chelsea Nunn
516-622-8381
chelsea.nunn@neulion.com

Investor Relations Contact:
LHA
Ed McGregor/Jody Burfening
(212) 838-3777
emcgregor@lhai.com